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                                                                   EXHIBIT 10.34




         8% SERIES A CONVERTIBLE PREFERRED STOCK SUBSCRIPTION AGREEMENT


                                     Between


                       Wall Street Strategies Corporation


                                       and


                           CALP II Limited Partnership






                           Dated as of August 18, 2000
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         TABLE OF CONTENTS

Exhibit A        Form of 8% Series A Convertible Preferred Stock Designation
Exhibit B        Form of Class A Warrant
Exhibit C        Form of Escrow Agreement
Exhibit D        Form of Opinion of Bryan Cave LLP, counsel for the Company



Schedule 3.1(c)   Capitalization

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THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED (THE "ACT'), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE IN THE OPINION OF THE COMPANY.


                  8% SERIES A CONVERTIBLE PREFERRED STOCK SUBSCRIPTION AGREEMENT, dated as of August 18, 2000 (this "Agreement"), by and between Wall Street Strategies Corporation, a Nevada corporation (the "Company"), and CALP II Limited Partnership, a Bermuda limited partnership ("Purchaser").

                  WHEREAS, the Company has authorized the issuance of its securities consisting of ten shares of its 8% Series A Convertible Preferred Stock, par value $0.001 per share, with a stated of $100,000 (the "Series A Preferred Stock"), and Class A warrants to purchase an aggregate of 80,000 shares of its common stock, par value $.001 per share (the "Common Stock"), at $3.00 per share (the "Class A Warrants"); and

                  WHEREAS, the Company desires to sell and the Purchaser desires to purchase the Class A Preferred Stock and the Class A Warrants, all on the terms and conditions set forth herein

                  NOW,THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                             I. CERTAIN DEFINITIONS

                  Certain Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

                  "Closing" shall have the meaning set forth in Section 2.1(b).

                  "Closing Date" shall have the meaning set forth in Section 2.1(b).

                  "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder as in effect on the date hereof.

                  "Commission" means the Securities and Exchange Commission.

                   "Distribution Compliance Period" shall have the meaning set forth in Regulation S.

                  "Disclosure Materials" means the SEC Documents delivered to the Purchaser in connection with the offering by the Company hereby of the Series A Preferred Stock and Class A

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Warrants and the Schedules to this Agreement furnished by or on behalf of the
Company pursuant to Section 3.1.

                  "Escrow Agent" means Bryan Cave LLP.

                  "Escrow Agreement" means that certain Escrow Agreement of even date herewith among the Company, the Escrow Agent, and the Purchaser in substantially the form of Exhibit D attached hereto.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, encumbrance, charge or security interest of any kind in or on such asset or the revenues or income thereon or therefrom.

                  "Material Adverse Effect" shall have the meaning set forth in
Section 3.1(a).

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Placement Agent" means Thompson Kernaghan & Co. Limited

                  "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Regulation S" means Regulation S as promulgated under the Securities Act by the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "SEC Documents" shall have the meaning set forth in Section 3.1(i).

                  "Shares" means the Underlying Shares and the Warrant Shares.
                   -------

                  "Subsidiary" shall have the meaning set forth in Section
3.1(a).

                  "Underlying Shares" means the shares of Common Stock into which the Series A Preferred Stock are convertible in accordance with the terms thereof.

                  "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Class A Warrants.


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                           II. PURCHASE OF SECURITIES


                  2.1. Purchase of Securities; Closing. Subject to the terms and conditions herein set forth, and subject to the terms and conditions of the Escrow Agreement, the Purchaser agrees to subscribe for and purchase, and the Company agrees to sell to the Purchaser, ten (10) shares of Series A Preferred Stock and the Class A Warrants (collectively, the "Securities") for an aggregate consideration of One Million Dollars ($1,000,000)(the "Purchase Price"). The terms of the Series A Preferred Stock shall be as set forth in the form of Certificate of Designation attached hereto as Exhibit A.

                  The closing of the purchase and sale of the Securities (the "Closing") shall take place at the offices of the Escrow Agent, 245 Park Avenue, 27th Floor, New York, NY 10167. The Closing shall be deemed to occur when (a) this Agreement has been executed by both the Purchaser and the Company, (b) the Escrow Agreement has been executed by each of the parties thereto, and (c) delivery by the Company of the Securities registered in the name of the Purchaser and delivery by the Purchaser of the Purchaser Price for the Securities has been made. In addition, the Company shall have delivered or caused to be delivered to Purchaser the opinion of counsel provided for in
Section 6.1(a) hereof (the "Opinion"). The date of the Closing is hereinafter referred to as the "Closing Date".


                       III. REPRESENTATIONS AND WARRANTIES


                  3.1. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

                         (a) Organization and Qualification. The Company is a
corporation, duly incorporated, validly existing and in good standing under the laws of Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than Wall Street Strategies, Inc. (the "Subsidiary"). The Subsidiary is a corporation, duly incorporated, validly existing and in good standing under the laws of Delaware, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiary, taken as a whole (a "Material Adverse Effect").

                         (b) Authorization; Enforcement. The Company has the
requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Escrow Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. Each of this Agreement and the Escrow Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.


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                         (c) Capitalization. The authorized, issued and
outstanding capital stock of the Company and the Subsidiary is set forth in
Schedule 3.1(c). No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed in Schedule 3.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Securities hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or the Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, bylaws or other charter documents.

                         (d) Issuance of Securities. The Securities have been
duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder, shall be valid and binding obligations of the Company enforceable in accordance with their terms. Subject to the provisions of Section 4.7, the Company has and at all times while the Securities are outstanding will maintain an adequate reserve of shares of Common Stock to enable it to perform its obligations under this Agreement, the Series A Preferred Stock and the Class A Warrants. When issued in accordance with the terms hereof and the Securities, the Shares will be duly authorized, validly issued, fully paid and nonassessable.

                         (e) No Conflicts. The execution, delivery and
performance of this Agreement and each of the Escrow Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation or bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) to the knowledge of the Company result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

                         (f) Consents and Approvals. Neither the Company nor the
Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and the Escrow Agreement, and other than, in all cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company to effect the Closing and deliver to the Purchaser the Securities free and clear of all Liens.

                         (g) Litigation; Proceedings. There is no action, suit,
notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or the Subsidiary or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, State, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of this Agreement or the Securities (ii) could, individually or in the aggregate, have a Material Adverse

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Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under this Agreement and the Escrow Agreement.

                         (h) No Default or Violation. Neither the Company nor
the Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement or the Escrow Agreement.

                         (i) SEC Documents. The Company has delivered to the
Purchaser true and correct copies of each registration statement and quarterly or current report filed by the Company with the SEC, as well as its most recent Form 12(b)-25 relating to the quarter ended June 30, 2000 (collectively, the "SEC Documents").

                         (j) Offshore Transaction. The Company has offered and
sold the Securities in an "offshore transaction" (as defined in Reg. S) only.

                         (k) No Directed Selling Efforts. The Company has not
conducted any "directed selling efforts" (as defined in Regulation S) nor has the Company conducted any general solicitation relating to the offer and sale of the Securities to persons resident within the United States or any other U.S. person as that term is defined in Rule 902 of Regulation S.

                         (l) Offering Restrictions. The Company has complied or
will comply prior to delivery with all "offering restrictions" (as defined in Regulation S) with respect to the Securities.

                         (m) Reporting Issuer. The Company is a "reporting
issuer" as defined in Rule 902 of Regulation S. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such material).

                  3.2. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

                         (a) Non-U.S. Person. The Purchaser is not a "U.S.
person" within the meaning of Regulation S. In general, "U.S. person" means (A) any natural person resident in the United States; (B) any partnership or corporation organized or incorporated under the laws of the United States; (C) any estate of which any executor or administrator is a U.S. person (D) any trust of which any trustee is a U.S. person; (E) any agency or branch of a foreign entity located in the United States; (F) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (G) any partnership or corporation if
(1) organized or incorporated under the laws of any foreign jurisdiction; and
(2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Holders (as defined in Rule 501(a) promulgated under the Act who are not natural persons, estates or trusts. For purposes of this Agreement, the United States includes the United States of America, its territories and possessions, any state of the United States and the district of Columbia.


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                         (b) Organization; Authority. The Purchaser is not
organized under the laws of any jurisdiction within the United States, its territories or possessions, and was not formed for the purpose of investing in Regulation S securities; (ii) at the time the Agreement was executed and any offer to purchase the Securities hereunder was made, the Purchaser was physically outside the United States; (iii) the Purchaser is acquiring the Securities and the Shares for its own account and not on behalf of or for the benefit of any U.S. person and the sale of the Securities or Underlying Shares or the Warrant Shares has not been prearranged with any buyer in the United States; (iv) the Purchaser hereby agrees that the offer or sale of any of the Securities by the Purchaser, if made prior to the expiration of the one-year Distribution Compliance Period, will not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) and otherwise only in accordance with the provisions of Regulation S. The Purchaser is not a distributor or dealer.

                         (c) High Degree of Risk. The Purchaser understands that
no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or the transactions contemplated hereunder. The Purchaser understands that its investment in the Securities involves a high degree of risk.

                         (d) No Registration. The Purchaser understands that
none of the Securities, the Underlying Shares or the Warrant Shares have been registered under the Act and are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser contained herein.

                         (e) Own Account. The Purchaser is acquiring the
Securities for its own account for investment and not as a nominee and not with a view to the distribution thereof. The Purchaser represents and warrants to the Company and agrees that it will not offer or sell any of the Securities, the Underlying Shares or the Warrant Shares only in accordance with Regulation S, pursuant to a registration under the Act or pursuant to an available exemption from registration; and agrees not to engage in any hedging transactions with regard to such securities unless in compliance with the Act.

                         (f) Valid and Legally Binding. The Purchaser has the
full power and authority to execute, deliver and perform this Agreement and the Escrow Agreement. Each of this Agreement and the Escrow Agreement has been duly and validly authorized, executed and delivered by the Purchaser and is a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                         (g) Tax Liability. The Purchaser has reviewed with its
own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                         (h) Experience of Purchaser. The Purchaser, either
alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the New Securities, and has so evaluated the merits and risks of such investment.


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                         (i) Ability of Purchaser to Bear Risk of Investment.
The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                         (j) Prohibited Transactions. The Securities to be
acquired by the Holder are not being acquired, directly or indirectly, with the assets of any "employee benefit plan", within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

                         (k) Access to Information. The Purchaser acknowledges
receipt of the Disclosure Materials and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Company; and
(iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the purchase of the Securities and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

                         (l) Status. At the time the Purchaser (and any account
for which it is purchasing) was offered the Securities, it (and any account for which it is purchasing) was, and at the date hereof, it (and any account for which it is purchasing) is, and at the Closing Date, it (and any account for which it is purchasing) will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                   3.3. The Company acknowledges and agrees that the Purchaser has made no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

                       IV. OTHER AGREEMENTS OF THE PARTIES

                  4.1. Manner of Offering. The Securities are being offered and sold pursuant to Reg. S. The Series A Preferred Stock, the Class A Warrants and the Shares will be subject to the restrictions on transfer set forth in Section
3.2 hereof and will contain restrictive legends.

                  4.2. Furnishing of Information. As long as the Purchaser owns the Securities, the Company will promptly furnish to it all annual and quarterly reports filed by the Company under, or comparable to those required by, Section 13(a) or 15(d) of the Exchange Act.

                  4.3. Notice of Certain Events. The Company shall advise the Purchaser promptly after obtaining knowledge thereof, and, if requested by the Purchaser, confirm such advice in writing, of any event that makes any statement of a material fact made in the SEC Materials untrue or that requires the making of any additions to or changes in the SEC Materials in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  4.4. Registration Statement. As soon as practicable following the Closing but, in any event, on or before September 30, 2000, the Company agrees to prepare and file, at its expense, a registration statement with the Commission relating to the resale of the Shares (the "Registration Statement"). Without limiting the generality of the foregoing, the Registration Statement shall include such number of shares of Common Stock as shall equal 200% of the number of shares of Common Stock that would be required to be issued upon conversion of all of the Series A Preferred Stock if converted on the Closing Date or such other number of shares of Common Stock as the

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Company and the Purchaser shall agree. If such number shall prove to be insufficient the Company shall amend the Registration Statement so as to include additional shares of Common Stock or, if such amendment is not permitted, then the Company shall file an additional registration statement with the Commission to cover such additional shares and cause such additional registration statement to be declared effective as soon as practicable. The Company shall exercise its best efforts to cause the Registration Statement to be declared effective as soon as practicable. If the Registration Statement is not filed on or before September 30, 2000 or, if so filed, but not declared effective on or before December 1, 2000, the Company shall pay to the Purchaser an amount equal to 2% of the face value of the Class A Preferred Stock per every 30 day period, or a pro rata portion thereof as the case may be (the "Liquidated Damages"). The Company shall also register and qualify the Shares for resale in such states of the United States as the Purchaser shall request provided that the Company shall not be required to register or qualify the Shares in any jurisdiction that shall require the Company to qualify to do business or to file a general consent to service of process. The Registration shall include the shares of Common Stock to be issued to the Placement Agent and the shares of Common Stock issuable upon exercise of the warrant to be issued by the Company to the Placement Agent in connection with the transactions contemplated hereunder. The Company shall keep the Registration statement effective until the Shares have been resold or are eligible for resale under Rule 144 (k). The Company's obligations hereunder are conditioned upon the Purchaser providing the Company in a timely manner with all information reasonably requested by the Company and required to be included in the Registration Statement, including without limitation, the manner of distribution. The Company and the Purchaser shall provide to the other customary indemnities with respect to the Registration statement. If the Registration Statement shall cease being effective on account of any act of the Company or any omission to act by the Company during the period the Company is required to keep the Registration Effective hereunder or if the Registration Statement shall become "stale" and the Company shall fail to update the Registration Statement within 15 days following such event, the Company shall be obligated to pay the Purchaser the Liquidated Damages for any period that the Purchaser is unable to sell Shares pursuant to the Registration Statement. Except as provided herein, the company shall have no obligation to register any of the Securities or the Shares.

                  4.5. Listing. The Company shall cause the Shares and the Warrant Shares to be approved for listing on such exchange as the Company's securities may then be trading.

                  4.6. Conversion Procedures. Conversion of the Series A Preferred Stock shall be pursuant to the terms and conditions of the Series A Preferred Stock.

                  4.7. Adequate Reserve. The Company covenants that at all times it will keep available and reserved for issuance such number of shares of its duly authorized Common Stock as may be required to be issued upon conversion of the Series A Preferred Stock. If at any time the Company shall have insufficient shares of Common Stock to enable it to perform its obligations under the Series A Preferred Stock then outstanding, the Company shall call and hold a special meeting within 30 days of such occurrence for the sole purpose of increasing the number of authorized shares of Common Stock. By his signature below, Charles V. Payne agrees to vote all shares of Common Stock then owned by him in favor of such increase.

                  4.8 Placement Agent. The Company and the Purchaser represent and warrant to the other that neither has employed the services of a broker or finder in connection with the transactions contemplated hereunder other than the Placement Agent. The Company agrees to issue to the Placement Agent, as its fee for services rendered by the Placement Agent in connection with the transactions contemplated hereunder, an aggregate of 100,000 restricted shares of Common Stock and a five year warrant to purchase 150,000 shares of Common Stock at an exercise price of $3.00 per share.

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                       V. CONDITIONS PRECEDENT TO CLOSING

                  5.1. Conditions Precedent to Obligations of the Purchaser. The obligation of the Purchaser to purchase the Securities is subject to the satisfaction or waiver by the Purchaser, at or prior to the Closing, of each of the following conditions:

                         (a) Legal Opinion. The Purchaser shall have received
the legal opinion, addressed to it and dated the Closing Date, of Bryan Cave LLP, counsel for the Company, substantially in the form of Exhibit D;


                         (b) Accuracy of the Company's Representations and
Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

                         (c) Performance by the Company. The Company shall have
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

                         (d) No Material Adverse Effect. No event which had a
Material Adverse Effect shall have occurred which is not disclosed in the Disclosure Materials;

                         (e) No Prohibitions. The issuance of the Securities
(and upon conversion of the Series A Preferred Stock, the Underlying Shares, and upon exercise of the Class A Warrants, the Warrant Shares) hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Purchaser to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Purchaser of the Series A Preferred Stock, the Underlying Shares or the Warrant Shares (provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement);

                         (f) No Suspensions of Trading in Common Stock. Trading
in the Common Stock shall not have been suspended by the Commission or the NASD or other exchange or market on which the Common Stock is listed or quoted (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

                  5.2. Conditions Precedent to Obligations of the Company. The obligation of the Company to issue and deliver any Securities hereunder is subject to the satisfaction or waiver by the Company, at or to the Closing, of each of the following conditions:

                         (a) Accuracy of the Purchaser 's Representations and
Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

                         (b) Performance by the Purchaser. The Purchaser shall
have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and


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
                         (c) No Prohibitions. The issuance of the Securities
(and upon conversion of the Series A Preferred Stock, the Underlying Shares and upon exercise of the Class A Warrants, the Warrant Shares) hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Company to any penalty, or in its reasonable judgment, any other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Company of the issuance of Series A Preferred Stock, the Underlying Shares or the Warrant Shares to the Purchaser (provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement).

                                 VI. TERMINATION

                  6.1. Termination by Mutual Consent. This Agreement may be terminated at any time prior to Closing by the mutual consent of the Company and the Purchaser.

                  6.2. Termination by the Company or the Purchaser. This Agreement may be terminated prior to Closing by either the Company or the Holder, by giving written notice of such termination to the other party, if:

                         (a) the Closing shall not have occurred by August ____,
2000; provided that the terminating party is not then in material breach of its obligations under this Agreement in any manner that shall have caused the failure referred to in this paragraph (a);

                         (b) there shall be in effect any statute, rule, law or
regulation that prohibits the consummation of the Closing or if the consummation of the Closing would violate any non-appealable final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction; or

                         (c) there shall have been an amendment to Regulation S
or an interpretive release promulgated or issued thereunder, which, in the reasonable judgment of the terminating party, would materially adversely affect the transactions contemplated hereby.

                 6.3. Termination by the Company. This Agreement may be terminated prior to Closing by the Company, by giving notice of such termination to the Purchaser, if the Purchaser has materially breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within one business day following receipt by the Purchaser of notice of such breach.

                  6.4. Termination by the Purchaser. This Agreement may be terminated prior to Closing by the Purchaser, by giving notice of such termination to the Company, if:

                         (a) the Company has breached any representation,
warranty, covenant or agreement contained in this Agreement and such breach is not cured within one business day following receipt by the Company of notice of such breach;

                         (b) there has occurred an event since the date of the
latest financial statements included in the Disclosure Materials which could reasonably be expected to have a Material Adverse Effect and which is not disclosed in the Disclosure Materials; or

                         (c) trading in the Common Stock has been suspended by
the Commission or the NASD or other exchange or market on which the Common Stock is listed or quoted (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company).

                               VII. MISCELLANEOUS

                  7.1. Fees and Expenses The Company shall pay, out of the Purchase Price, the reasonable fees and expenses of the attorney employed by the Purchaser in connection with the negotiation, preparation, execution and delivery of this Agreement. The Company shall further pay all stamp and other taxes and duties levied in connection with the issuance of the Series A Preferred Stock (and upon conversion thereof, the Underlying Shares, and upon exercise of the Class A Warrants, the Warrant Shares) pursuant hereto. The Purchaser shall be responsible for its own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

                   7.2. Entire Agreement; Amendments. This Agreement, together with the Exhibits and Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

                  7.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  If to the Company:

                  Wall Street Strategies Corporation
                  80 Broad Street
                  New York, NY  10004
                  Attn.:  Charles V. Payne
                  Telecopier: (212) 514-9582

                  With a copy to:

                  Steven A. Saide, Esq.
                  Bryan Cave LLP
                  245 Park Avenue
                  New York, NY 10167
                  Telecopier: (212) 692-1900

                  If to the Purchaser

                  c/o Thompson Kernaghan & Co. Limited
                  365 Bay Street
                  Tenth Floor
                  Toronto, Ontario M5H 2V2
                  Attn.: Michelle McKinnon
                  Telecopier: (416) 860-6355
or such other address as may be designated in writing hereafter, in the same manner, by such person.

                  7.3. Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Holder, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                  7.4. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                  7.5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor the Holder may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

                  7.6. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  7.7. Governing Law. This Agreement and the Series A Preferred Stock shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada; provided, however, if any provision of this Agreement is unenforceable under Ontario law, but is enforceable under the laws of the State of New York, then New York law shall govern the construction and enforcement of that provision. The courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of or relating to this Agreement . The parties hereby irrevocably consent to such jurisdiction and venue, and hereby irrevocably waive any claim of forum non conveniens or right to change such venue.

                  7.8. Survival. The representations and warranties of the Company and the Purchaser contained in Article III and the agreements and covenants of the parties contained in Article IV and this Article VII shall survive the Closing (or any earlier termination of this Agreement) and any conversion of Series A Preferred Stock hereunder.

                  7.9. Counterpart Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                  7.10. Publicity. Neither the Company nor the Purchaser shall issue any such press release or otherwise make any public statement regarding the transactions contemplated hereunder without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except as may be required by applicable law, rule or regulation.

                  7.11. Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                                  Company:

                                  WALL STREET STRATEGIES CORPORATION


                                  By:/s/ Charles V. Payne
                                     -----------------------------------------
                                  Name: Charles V. Payne
                                  Title: President and CEO

                                  PURCHASER:

                                  CALP II LIMITED PARTNERSHIP
                                  By: VMH Investment Management Ltd.,
                                      General Partner

                                  By:/s/ M. McKinnon
                                    -----------------------------------------
                                      Name: M. McKinnon
                                      Title: For:  VMH INTERNATIONAL LTD., G.P.
                                      Address: c/o Forum fund Services,
                                      Washington Mall, Third Floor, Church
                                      Street, Hamilton, HM 11 Bermuda

                                  Ten (10)
                                  -------------------------------------------
                                  Number of shares of Preferred Stock to be
                                  Issued (Issuable in Denominations of
                                  $100,000)

                                  /s/ Charles V. Payne
                                  -------------------------------------------
                                  Charles V. Payne, with respect to Section 4.7

                                       16